UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2008
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

500 W. Illinois, Suite 100
Midland, Texas (Address of principal executive offices)		79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
ANNUAL REPORT UPDATE RELATING TO BUSINESS SEGMENTS
     Basic Energy Services, Inc. (“Basic” or the “Company”) is filing this Current Report on Form 8-K to update certain historical information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 7, 2008, as amended (the “Form 10-K”). In particular, the Company is updating historical results to reflect the reorganization of its business segments.
     As reported in the Form 10-K, the Company revised its business segments effective January 1, 2008 based on changes in management’s resource allocation and performance assessment in making decisions regarding the Company. As a result, the Company now reports its segments as follows:
•	Well Servicing

•	Contract Drilling

•	Fluid Services

•	Completion and Remedial Services
     Contract Drilling was previously included in our Well Servicing segment. Well Site Construction Services, which had previously been reported separately, has been consolidated with our Fluid Services segment.
     The following items of the Form 10-K are being adjusted retrospectively to reflect the Company’s reorganization of its reporting segments:
•	Business and Properties (Part I, Items 1 and 2)(filed as Exhibit 99.1 hereto and incorporated herein by reference);

•	Selected Financial Data (Part II, Item 6)(filed as Exhibit 99.2 hereto and incorporated herein by reference);

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) (Part II, Item 7)(filed as Exhibit 99.3 hereto and incorporated herein by reference); and

•	Financial Statements and Supplementary Data (Part II, Item 8)(filed as Exhibit 99.4 hereto and incorporated herein by reference).
     These new presentations have no effect on the Company’s reported total net income for any reporting period. The revised sections of the Form 10-K included in this Current Report on Form 8-K have not been otherwise updated for events occurring after the date of the consolidated financial statements, which were originally presented in the Form 10-K. This Current Report on Form 8-K should be read in conjunction with the Form 10-K (except for Part I, Items 1 and 2 and Part II, Items 6, 7, and 8) and the Company’s other periodic reports on Form 10-Q and Form 8-K.
Forward Looking Statements
     This release includes forward-looking statements and projections made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Basic has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including (i) Basic’s ability to successfully execute, manage and integrate acquisitions, including the merger with Grey Wolf, Inc. (“Grey Wolf”), (ii) changes in demand for services and any related material impact on our pricing and utilizations rates and (iii) changes in our expenses, including labor or fuel costs. Additional important risk factors that could cause actual results to differ materially from expectations are disclosed in Item 1A of Basic’s Form 10-K and Form 10-Q’s filed with the SEC by Grey Wolf and Basic. While Basic makes these statements and projections in good faith, neither Basic nor its management can guarantee that the transactions will be consummated or that anticipated future results will be achieved. Basic assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by Basic, whether as a result of new information, future events, or otherwise

Additional Information and Where to Find It
     In connection with the proposed mergers, a registration statement of Horsepower Holdings, Inc. (“Holdings”), which will include proxy statements of Basic and Grey Wolf and other materials, will be filed with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BASIC, GREY WOLF, HOLDINGS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Basic and Grey Wolf, without charge, at the SEC’s web site at www.sec.gov, Basic’s web site at www.basicenergyservices.com, and Grey Wolf’s web site at www.gwdrilling.com. Copies of the registration statement and the proxy statement/prospectus and the SEC filings that will be incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Basic Energy Services, Inc., 432-620-5510 or to Investor Relations, Grey Wolf, Inc., 713-435-6100.
Participants in the Solicitation
     Basic and Grey Wolf and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the mergers. Information about these persons can be found Grey Wolf’s proxy statement relating to its 2008 annual meetings of stockholders as filed with the SEC on April 8, 2008. Information concerning beneficial ownership of Basic stock by its directors and certain of its executive officers is included in its Form 10–K/A filed on April 29, 2008 and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Business and Properties, revised only to reflect the change in reportable segments

99.2	Selected Financial Data, revised only to reflect the change in reportable segments

99.3	MD&A, revised only to reflect the change in reportable segments

99.4	Financial Statements, revised only to reflect the change in reportable segments

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: May 8, 2008	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Business and Properties, revised only to reflect the change in reportable segments

99.2	Selected Financial Data, revised only to reflect the change in reportable segments

99.3	MD&A, revised only to reflect the change in reportable segments

99.4	Financial Statements, revised only to reflect the change in reportable segments